EXHIBIT 14.1





                          INDEPENDENT AUDITORS' CONSENT


We consent to the reference to us under the heading "Independent Auditors" in this Form N-14 filing under the Securities Act of 1933.

DELOITTE & TOUCHE LLP

Chicago, Illinois
December 15, 2003